                               JOHN HANCOCK FUNDS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                    SPECIAL
                                 OPPORTUNITIES
                                      FUND



                                 ANNUAL REPORT

                                October 31, 1995

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                    Chairman
                            William A. Barron, III*
                               Douglas M. Costle*
                               Leland O. Erdahl*
                              Richard A. Farrell*
                               William F. Glavin*
                                 Patrick Grant*
                               Ralph Lowell, Jr.*
                                 John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                Thomas H. Drohan
                      Senior Vice President and Secretary
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                      Vice President, Assistant Secretary
                             and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                                89 South Street
                          Boston, Massachusetts 02111

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                 P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             INVESTMENT SUB-ADVISER
                  John Hancock Advisers International Limited
                                34 Dover Street
                             London, England W1X3RA

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                                 Hale and Dorr
                                60 State Street
                          Boston, Massachusetts 02109

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                               160 Federal Street
                          Boston, Massachusetts 02110

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through October, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by more than 25%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

    On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

    We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

    Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

    Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                             BY MICHAEL P. DICARLO,
                   CHIEF EQUITY OFFICER AND PORTFOLIO MANAGER

                                  JOHN HANCOCK
                           SPECIAL OPPORTUNITIES FUND

     GROWTH STOCKS DELIVER EARNINGS, OUTPERFORM BROADER MARKET; TECHNOLOGY
                        SURGES WHILE PRECIOUS METALS LAG

Declining interest rates, low inflation and steady corporate earnings helped drive stocks sharply higher during the year. Growth stocks, because they produced especially strong earnings in a generally weaker economy, drew attention from Wall Street and outpaced the broader market. However, performance varied across sectors. For example, while the Fund's technology stocks generally fared extremely well, other sectors, such as precious metals, turned in only lackluster numbers. The upshot was a mixed performance bag. In absolute terms, the Fund performed quite well, more than making up for losses suffered in 1994. In relative terms, however, the Fund lagged the average fund in its competitive universe. For the year that ended October 31, 1995, Class A and Class B shares of John Hancock Special Opportunities Fund had total returns at net asset value of 17.53% and 16.77%, respectively, compared to 21.09% for the average capital appreciation fund, according to Lipper Analytical Services.(1)

    What follows is a sector-by-sector discussion of the Fund's performance. The Fund seeks always to spread its investments among five sectors of the economy we've identified as having unusual promise. Those five sectors have remained unchanged since the last shareholder report six months ago.

TECHNOLOGY
With more than 40% of the Fund's total net assets, technology was the most important sector in the Fund, and the best-performing.

[A 2" x 3" photo of Michael DiCarlo at bottom right. Caption reads: "Michael P. DiCarlo, Portfolio Manager."]

                                   [CAPTION]
             "GROWTH STOCKS... DREW ATTENTION FROM WALL STREET AND
                         OUTPACED THE BROADER MARKET."

                John Hancock Funds - Special Opportunities Fund

"...TECHNOLOGY WAS THE MOST IMPORTANT SECTOR IN THE FUND, AND THE BEST PERFORMING."
-------------------------------------------------------------------------------
TOP FIVE COMMON
STOCK HOLDINGS

  1. INTUIT 7.8%

  2. CUC INTERNATIONAL 5.4%

  3. AMERICA ONLINE 4.9%

  4. CASCADE COMMUNICATIONS 4.7%

  5. LINEAR TECHNOLOGY 4.6%

As a percentage of net assets on October 31, 1995

Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Intuit 7.8% 2) CUC International 5.4% 3) America Online 4.9% 4) Cascade Communications 4.7% 5) Linear Technology 4.6%. A footnote below reads "As a percentage of net assets on October 31, 1995."

-------------------------------------------------------------------------------

  SCORECARD
  INVESTMENTS                RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS
  America OnLine             [GRAPHIC]     Captures mainstream subscribers

  Intuit                     [GRAPHIC]     Introduces online banking

  New World Communications   [GRAPHIC]     Earnings disappointment

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is America Online followed by an up arrow and the phrase "Captures mainstream subscribers." The second listing is Intuit followed by an up arrow and the phrase "Introduces online banking." The third listing is New World Communications followed by a down arrow and the phrase "Earnings disappointment." Footnote below reads: See "Schedule of Investment." Investment holdings are subject to change."

See "Schedule of Investments." Investment holdings are subject to change.


Technology stocks benefited from a confluence of powerful trends, including the explosion in multimedia computing; the proliferation of semiconductors; the introduction of Windows 95, which has increased demand for sophisticated computer hardware; and the push among manufacturers and service providers to achieve productivity gains through technology.

    Several software providers were among the Fund's largest holdings. These included Microsoft, designers of Windows 95, which has met sales projections even though many large corporate users have yet to upgrade their systems; and Intuit, an innovative designer of personal-finance software and a leader in electronic home-banking services.

OIL AND GAS
Investing in energy stocks is one way to capitalize on exploding growth in the world's developing markets. Fast-growing economies in places such as China and India have a huge unmet demand for energy. And in this country, the surge in popularity of high-consumption vehicles has helped increase demand for oil, while the supply side of the equation remains unchanged. Energy stocks totaled about 15% of the Fund's net assets at the end of October. Our focus has been on oil, rather than natural gas, and on the specialty service companies, which have more potential for dramatic earnings growth. Our largest investment in the sector, for example, is Diamond Offshore Drilling. All they do is drill offshore oil and gas wells. We also own Pride Petroleum Services, a contract driller which provides rigs and crews to oil wells all over the world. Both Pride and Diamond have been decent performers in a somewhat lackluster sector. Meanwhile, Reading & Bates, another contract driller, has failed so far to meet expectations. Overall, we believe it's still early in the game for energy stocks. For now, we're being patient, waiting for the stocks to realize their significant potential.

MEDIA/INFORMATION DISTRIBUTION
Various media and information distribution stocks accounted for about 14% of the Fund's net assets at the end of October. This category continues to be driven by the Fund's largest individual holding and its top performer for the year: America Online (AOL). By targeting mainstream consumers, AOL has emerged as the fastest growing distributor of online computer services. During the period we sold three broadcaster stocks: Renaissance Communications, Capital Cities/ABC and entertainment giant Walt Disney, which has a deal pending to buy Capital Cities/ABC. To the extent the broadcasters depend on advertising revenues, we

                John Hancock Funds - Special Opportunities Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1995." The chart is scaled in increments of 10% from bottom to top, with 30% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 17.53% total return for the John Hancock Special Opportunities Fund: Class
A. The second represents the 16.77% total return for the John Hancock Special Opportunities Fund: Class B. The third represents the 21.09% total return for the average capital appreciation fund. A footnote below reads: "Total returns for John Hancock Special Opportunities Fund are at net asset value with all distributions reinvested. The average capital appreciation fund is tracked by Lipper Analytical Services. (1) See following page for historical performance information."]

see them as less promising candidates for growth going forward. In most cases, their prices already reflect the expected increase in 1996 ad revenues associated with the upcoming Olympics, political conventions and presidential election. Perhaps our most disappointing stock in recent months has been New World Communications, a programming producer and local station owner. We believe it's a delay and not a disaster, but so far earnings have not come through as expected.

HEALTH CARE
Health-care and medical stocks were only 10% of the Fund's net assets at the end of the period. But that percentage is growing. Most of the companies we own and target are those in a position to profit from the drive to contain costs, a mission which the government seems to have relegated to the private sector. They included Boston Scientific, a medical device manufacturer with a broad array of products, many of which enable physicians to perform cheaper, less invasive procedures.

PRECIOUS METALS
Precious metals accounted for only about 4% of the Fund's net assets, distributed among a handful of stocks, including Kinross Gold. In the jewelry industry, demand for precious metals has outstripped supply for the past six years. Moreover, Chinese and Mexican citizens have begun buying gold in record amounts to protect their wealth in an unstable economic environment. So far, however, those powerful forces have had little effect on the price of gold. This was the Fund's most disappointing sector.

OUTLOOK
In the months to come, we'll keep the Fund's holdings within the sectors outlined above and we may try to improve our relative performance by making less frequent sector rotations and giving our tactics more room to play themselves out. Overall, we believe the stage remains set for growth stocks to keep performing well. Positives include a market-friendly Congress, which seems poised to deliver both a capital-gains tax cut and looser regulations concerning IRAs. What's more, the economy seems to be plodding along in its slow growth mode with many signs suggesting it will stay that way for a while. That bodes well for companies like those favored by Special Opportunities Fund. They are companies which are often better able to deliver earnings than the more economically-sensitive cyclical companies.

                                   [CAPTION]
              "THE CLIMATE FOR GROWTH STOCKS REMAINS ATTRACTIVE."

------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Opportunities Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for risks associated with industry segment investing.

Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.

                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                          ONE            LIFE OF
                                                          YEAR           FUND(1)
                                                          ----           -------
John Hancock Special Opportunities Fund: Class A         17.98%           7.04%
John Hancock Special Opportunities Fund: Class B         18.50%           7.29%

                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                          ONE            LIFE OF
                                                          YEAR           FUND(1)
                                                          ----           -------
John Hancock Special Opportunities Fund: Class A         17.98%           3.63%
John Hancock Special Opportunities Fund: Class B         18.50%           3.75%

                              NOTES TO PERFORMANCE

(1) Both Class A and Class B shares started on November 1, 1993.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Special Opportunities Fund would be worth on October 31, 1995, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.

[Special Opportunities Fund
Class A shares

Line chart with the heading Special Opportunities Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $13,128 as of October 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Special Opportunities Fund on November 1, 1993, before sales charge, and is equal to $10,965 as of October 31, 1995. The third line represents the Special Opportunities Fund after sales charge and is equal to $10,413 as of October 31, 1995.

Special Opportunities Fund
Class B shares

Line chart with the heading Special Opportunities Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $13,128 as of October 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Special Opportunities Fund on November 1, 1993, before contingent deferred sales charge, and is equal to $10,812 as of October 31, 1995. The third line represents the Special Opportunities Fund after contingent deferred sales charge and is equal to $10,312 as of October 31, 1995.]

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $167,202,826)..........................  $ 202,350,123
   Joint repurchase agreement (cost - $25,672,000)..............     25,672,000
                                                                  -------------
                                                                    228,022,123
  Receivable for shares sold....................................        241,136
  Receivable for investments sold...............................     24,025,617
  Interest receivable...........................................          4,211
  Dividends receivable..........................................         67,410
  Deferred organization expenses - Note A.......................         78,290
  Other assets..................................................            726
                                                                  -------------
                    Total Assets................................    252,439,513
                    -----------------------------------------------------------
LIABILITIES:
  Temporary overdraft of cash...................................        243,454
  Payable for shares repurchased................................        129,854
  Payable for investments purchased.............................     12,750,625
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B..........................................        326,416
  Accrued fees and expenses.....................................         63,754
                                                                  -------------
                    Total Liabilities...........................     13,514,103
                    -----------------------------------------------------------
NET ASSETS:
  Capital paid-in...............................................    209,681,269
  Accumulated net realized loss on investments and
   foreign currency transactions................................  (   5,914,444)
  Net unrealized appreciation of investments and
   foreign currency transactions................................     35,158,585
                                                                    -----------
                    Net Assets..................................  $ 238,925,410
                    ===========================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $101,561,612/10,902,887.............................  $        9.32
  =============================================================================
  Class B - $137,363,798/14,949,105.............................  $        9.19
  =============================================================================
MAXIMUM OFFERING PRICE PER SHARE *
  Class A - ($9.32 x 105.26%)...................................  $        9.81
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Class C shares commenced operations on July 6, 1994. All shares were redeemed on April 11, 1995.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................  $   1,047,280
  Dividends (net of foreign withholding taxes
   of $53,585)..................................................        668,536
                                                                  -------------
                                                                      1,715,816
                                                                  -------------
  Expenses:

   Investment management fee - Note B...........................      1,870,771
   Distribution/service fee - Note B
     Class A....................................................        296,691
     Class B....................................................      1,348,679
   Transfer agent fee - Note B..................................        945,811
   Printing.....................................................         47,581
   Custodian fee................................................         44,422
   Trustees' fees...............................................         44,135
   Organization expense - Note A................................         26,046
   Auditing fee.................................................         23,300
   Legal fees...................................................         16,506
   Miscellaneous................................................          5,966
                                                                  -------------
                    Total Expenses..............................      4,669,908
-------------------------------------------------------------------------------
                    Net Investment Loss.........................  (   2,954,092)
                    -----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:

  Net realized gain on investments sold.........................     17,052,914
  Net realized loss on foreign currency transactions ...........  (      17,231)
  Change in net unrealized appreciation/depreciation
   of investments...............................................     23,246,748
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions.............................         11,288
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments and Foreign
                    Currency Transactions.......................     40,293,719
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations...................  $  37,339,627
                    ===========================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 YEAR ENDED          PERIOD ENDED
                                                                                              OCTOBER 31, 1995     OCTOBER 31, 1994
                                                                                              ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss.......................................................................      ($ 2,954,092)        ($ 1,363,789)
  Net realized gain (loss) on investments sold and foreign currency transactions............        17,035,683         ( 22,967,358)
  Change in net unrealized appreciation/depreciation of investments and foreign currency
    transactions............................................................................        23,258,036           12,841,899
                                                                                                  ------------         ------------
   Net Incease (Decrease) in Net Assets Resulting from Operations...........................        37,339,627         ( 11,489,248)
                                                                                                  ------------         ------------

FROM FUND SHARE TRANSACTIONS -- NET*........................................................      ( 22,887,222)         235,962,253
                                                                                                  ------------         ------------

NET ASSETS:
  Beginning of period.......................................................................       224,473,005                   --
                                                                                                  ------------         ------------
  End of period.............................................................................      $238,925,410         $224,473,005
                                                                                                  ============         ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                               YEAR ENDED                    PERIOD ENDED
                                                                            OCTOBER 31, 1995               OCTOBER 31, 1994
                                                                       -------------------------   --------------------------------
                                                                         SHARES        AMOUNT         SHARES            AMOUNT
                                                                       ----------   ------------   -----------        -------------

CLASS A
  Shares sold........................................................   3,199,395    $27,308,044    20,116,435         $167,224,012
  Shares issued in reorganization - Note E...........................   1,058,125      7,921,550            --                   --
                                                                       ----------   ------------   -----------        -------------
                                                                        4,257,520     35,229,594    20,116,435          167,224,012
  Less shares repurchased............................................  (5,001,778)  ( 42,409,032)  ( 8,469,290)       (  70,395,194)
                                                                       ----------   ------------   -----------        -------------
  Net increase (decrease)............................................  (  744,258)  ($ 7,179,438)   11,647,145         $ 96,828,818
                                                                       ==========   ============   ===========        =============
CLASS B

  Shares sold........................................................   2,612,144    $21,533,048    19,318,988         $159,278,074
  Shares issued in reorganization - Note E...........................      69,972        519,918            --                   --
                                                                       ----------   ------------   -----------        -------------
                                                                        2,682,116     22,052,966    19,318,988          159,278,074
  Less shares repurchased............................................  (4,494,039)  ( 37,589,041)  ( 2,557,960)       (  20,304,549)
                                                                       ----------   ------------   -----------        -------------
  Net increase (decrease)............................................  (1,811,923)  ($15,536,075)   16,761,028         $138,973,525
                                                                       ==========   ============   ===========        =============
CLASS C**

  Shares sold........................................................      11,302    $    89,560        21,556         $    166,302
  Less shares repurchased............................................  (   32,055)  (    261,269)  (       803)       (       6,392)
                                                                       ----------   ------------   -----------        -------------
  Net increase (decrease)............................................  (   20,753)  ($   171,709)       20,753         $    159,910
                                                                       ==========   ============   ===========        =============

** Class C shares commenced operations on July 6, 1994. All shares were redeemed on April 11, 1995.


THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD DURING THE PERIOD, ALONG WITH THE CORRESPONDING DOLLAR VALUE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------
                                                                                       FOR THE PERIOD NOVEMBER 1, 1993
                                                                        YEAR ENDED       (COMMENCEMENT OF OPERATIONS)
                                                                     OCTOBER 31, 1995        TO OCTOBER 31, 1994
                                                                     ----------------  -------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.............................    $   7.93                  $   8.50
                                                                       --------                  --------
  Net Investment Loss..............................................       (0.07)(b)                 (0.03)(b)
  Net Realized and Unrealized Gain (Loss) on Investments...........        1.46                     (0.54)
                                                                       --------                  --------
   Total from Investment Operations................................        1.39                     (0.57)
                                                                       --------                  --------
  Net Asset Value, End of Period...................................    $   9.32                  $   7.93
                                                                       ========                  ========
  Total Investment Return at Net Asset Value.......................       17.53%                    (6.71%)(f)
  Total Adjusted Investment Return at Net Asset Value (a)..........          --                     (6.83%)(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)........................    $101,562                  $ 92,325
  Ratio of Expenses to Average Net Assets **.......................        1.59%                     1.50%
  Ratio of Adjusted Expenses to Average Net Assets (a).............          --                      1.62%
  Ratio of Net Investment Loss to Average Net Assets...............       (0.87%)                   (0.41%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (a)..          --                     (0.53%)
  Portfolio Turnover Rate..........................................         155%                       57%
  ** Expense Reimbursement Per Share...............................          --                  $   0.01(b)

CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.............................    $   7.87                  $   8.50
                                                                       --------                  --------
  Net Investment Loss..............................................       (0.13)(b)                 (0.09)(b)
  Net Realized and Unrealized Gain (Loss) on Investments...........        1.45                     (0.54)
                                                                       --------                  --------
   Total from Investment Operations................................        1.32                     (0.63)
                                                                       --------                  --------
  Net Asset Value, End of Period...................................    $   9.19                  $   7.87
                                                                       ========                  ========
  Total Investment Return at Net Asset Value.......................       16.77%                    (7.41%)(f)
  Total Adjusted Investment Return at Net Asset Value (a)..........          --                     (7.53%)(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)........................    $137,363                  $131,983
  Ratio of Expenses to Average Net Assets **.......................        2.30%                     2.22%*
  Ratio of Adjusted Expenses to Average Net Assets (a).............          --                      2.34%*
  Ratio of Net Investment Loss to Average Net Assets...............       (1.55%)                   (1.13%)*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (a)..          --                     (1.25%)*
  Portfolio Turnover Rate..........................................         155%                       57%
  ** Expense Reimbursement Per Share...............................          --                  $   0.01(b)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------------
                                                                                       FOR THE PERIOD JULY 6, 1994
                                                                        PERIOD ENDED   (COMMENCEMENT OF OPERATIONS)
                                                                       APRIL 11, 1995      TO OCTOBER 31, 1994
                                                                       --------------  ----------------------------
CLASS C (e)
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period...............................    $   7.94              $   7.60
                                                                         --------              --------
  Net Investment Income..............................................        0.01                    --
  Net Realized and Unrealized Gain on Investments....................        0.29(d)               0.34(d)
                                                                         --------              --------
   Total From Investment Operations..................................        0.30                  0.34
                                                                         --------              --------
  Net Asset Value, End of Period.....................................    $   8.24              $   7.94
                                                                         ========              ========
  Total Investment Return at Net Asset Value.........................        3.40%                (4.47%)
  Total Adjusted Investment Return at Net Asset Value (a)............         --                  (4.85%)(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)..........................    $   218               $    165
  Ratio of Expenses to Average Net Assets **.........................       0.98%*                 1.01% *
  Ratio of Adjusted Expenses to Average Net Assets (a)...............         --                   1.39% *
  Ratio of Net Investment Income to Average Net Assets...............       0.23%*                 0.03% *
  Ratio of Adjusted Net Investment Income to Average Net Assets (a)..         --                  (0.35%)*
  Portfolio Turnover Rate............................................       N/A                      57%
  ** Expense Reimbursement Per Share.................................         --               $   0.01(b)

  * On an annualized basis.
(a) On an unreimbursed basis without expense reduction.
(b) On average month end shares outstanding.
(c) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the adviser during the periods shown.
(d) May not accord to amounts shown elsewhere in the financial statements.
(e) Per share operating performance and the ratios and supplemental data are calculated as of April 11, 1995, the date on which Class C shares were redeemed.
(f) Without the reimbursement, total investment return would be lower.

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: THE NET INVESTMENT LOSS, GAINS (LOSSES), AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE COMMENCEMENT OF OPERATIONS. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY SPECIAL OPPORTUNITIES FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO TWO MAIN
CATEGORIES: COMMON STOCKS AND SHORT-TERM INVESTMENTS. THE COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------
                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES      VALUE
-------------------                              ----------------      -----
COMMON STOCKS
AUDIO/VIDEO (2.59%)
  Polygram NV (Netherlands)....................       100,000*      $  6,200,000
                                                                    ------------
BROADCASTING (0.34%)
  New World Communications Group, Inc.**.......        49,900*           823,350
                                                                    ------------
COMPUTERS (19.21%)
  HBO & Co.....................................        35,000*         2,476,250
  Intuit, Inc.**...............................       259,900*        18,712,800
  Microsoft Corp.**............................        75,000          7,500,000
  Parametric Technology Co.**..................        35,000*         2,340,625
  Sun Microsystems, Inc.**.....................        52,000*         4,056,000
  3Com Corp.**.................................       230,000*        10,810,000
                                                                    ------------
                                                                      45,895,675
                                                                    ------------
CONSTRUCTION (0.24%)
  Australian National Industries, Ltd.
   (Australia).................................       200,000            156,680
  CEMEX SA (Class B) American Depositary
   Receipt (ADR) (Mexico)......................        18,812             60,466
  Ekran Berhad (Malaysia)......................        70,000            177,548
  Hopewell Holdings (Hong Kong)................       200,000            126,100
  Tolmex SA de CV (Mexico)**...................        11,000             41,749
                                                                    ------------
                                                                         562,543
                                                                    ------------
DIVERSIFIED OPERATIONS (5.65%)
  CUC International Inc.**.....................       375,000         12,984,375
  Hutchinson Whampoa (Hong Kong)...............        50,000            275,485
  Ogden Corp...................................        10,000            227,500
                                                                    ------------
                                                                      13,487,360
                                                                    ------------
ELECTRICAL (0.00%)
  Consolidated Electric Power Asia Ltd.
   (Hong Kong).................................         1,503              3,042
                                                                    ------------
ELECTRONICS (10.45%)
  HADCO Corp.**................................        85,000*         2,380,000
  Helix Technology Corp........................        86,200          3,232,500
  Linear Technology Corp.......................       250,000*        10,937,500
  Micron Technology, Inc.......................        35,000*         2,471,875
  SCI Systems, Inc.**..........................       169,100*         5,939,638
                                                                    ------------
                                                                      24,961,513
                                                                    ------------
ENGINEERING (0.24%)
  Fluor Corp...................................         5,000            282,500
  Foster Wheeler Corp..........................         8,000            300,000
                                                                    ------------
                                                                         582,500
                                                                    ------------
HAZARDOUS WASTE (1.15%)
  Handex Environmental Recovery, Inc.**........        16,000            100,000
  TETRA Technologies, Inc.**...................       200,000          2,650,000
                                                                    ------------
                                                                       2,750,000
                                                                    ------------
HEALTHCARE (4.37%)
  HealthCare COMPARE Corp.**...................        80,000*         2,960,000
  Healthsource, Inc.**.........................        95,000*         5,035,000
  Johnson & Johnson............................        30,000*         2,445,000
                                                                    ------------
                                                                      10,440,000
                                                                    ------------
LEISURE & RECREATION (3.74%)
  Walt Disney Co., (The).......................       155,000*         8,931,875
                                                                    ------------
MEDICAL (5.38%)
  Boston Scientific Corp.**....................       230,000*         9,688,750
  Community Health Systems, Inc.**.............       100,000*         3,175,000
                                                                    ------------
                                                                      12,863,750
                                                                    ------------
METALS (3.54%)
  Asarco, Inc..................................        70,000*         2,257,500
  Kinross Gold Corp. (Canada)**................       385,100*         2,863,141
  Newmont Gold Co..............................        37,000*         1,332,000
  Prime Resource Group, Inc. (Canada)**........       140,000*         1,014,846
  Santa Fe Pacific Gold Corp...................       100,000*           987,500
                                                                    ------------
                                                                       8,454,987
                                                                    ------------
OIL & GAS (15.48%)
  Cairn Energy USA, Inc.**.....................       147,000*         1,764,000
  Chesapeake Energy Corp.**....................       100,000*         2,925,000
  Diamond Offshore Drilling, Inc.**............        88,000*         2,189,000
  Falcon Drilling Co., Inc.**..................       435,000*         4,513,125
  Global Marine, Inc.**........................       450,000*         2,925,000
  Nabors Industries, Inc.**....................       540,000*         4,657,500
  Pride Petroleum Services, Inc.**.............       536,800*         4,697,000
  Reading & Bates Corp.**......................       420,000*         4,830,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Special Opportunities Fund

                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES      VALUE
-------------------                              ----------------      -----
OIL & GAS (CONTINUED)
  Sonat Offshore Drilling Co...................       130,000*      $  4,127,500
  Triton Energy Corp.**........................        93,600*         4,364,100
                                                                    ------------
                                                                      36,992,225
                                                                    ------------
PUBLISHING (1.29%)
  Scholastic Corp.**...........................        50,000*         3,087,500
                                                                    ------------
SOLID WASTE (0.29%)
  Brambles Industries Ltd. (Australia).........        30,000            318,561
  Laidlaw, Inc. (Class B)......................        23,500            211,500
  Waste Management Intl., PLC, (ADR)
   (United Kingdom)**..........................        15,000            151,875
                                                                    ------------
                                                                         681,936
                                                                    ------------
TELECOMMUNICATIONS (10.54%)
  America Online, Inc.**.......................       145,000         11,600,000
  Cascade Communications Corp.**...............       158,000*        11,257,500
  U.S. Order, Inc.**...........................       155,000*         2,325,000
                                                                    ------------
                                                                      25,182,500
                                                                    ------------
WATER TREATMENT (0.19%)
  Compagnie Generale des Eaux (France).........         1,316            122,243
  Lyonnaise Des Eaux Dumez (France )...........         2,000            194,976
  Wessex Water, PLC (United Kingdom)...........        25,000            132,148
                                                                    ------------
                                                                         449,367
                                                                    ------------
                           TOTAL COMMONS STOCKS
                            (Cost $167,202,826)        84.69%        202,350,123
                                                      -------       ------------

                                       INTEREST       PAR VALUE
                                         RATE      (000'S OMITTED)
                                         ----      ---------------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (10.74%)
  Investment in a joint repurchase
   agreement transaction with
   SBC Capital Markets Inc. -
   Dated 10-31-95, Due 11-01-95
   (secured by U.S. Treasury Bond,
   8.75% Due 05-15-17,
   and by U.S. Treasury Note, 5.75%
   Due 09-30-97) - Note A............   5.89%          $25,672        25,672,000
                                                                    ------------
         TOTAL SHORT-TERM INVESTMENTS                   10.74%        25,672,000
                                                       -------      ------------
                    TOTAL INVESTMENTS                   95.43%      $228,022,123
                                                       =======      ============

 * Securities other than short-term investments, newly added to the portfolio during the period ended October 31,1995.
** Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

PORTFOLIO CONCENTRATION (UNAUDITED)
--------------------------------------------------------------------------------
THE SPECIAL OPPORTUNITIES FUND INVESTS PRIMARILY IN SECURITIES ISSUED IN THE UNITED STATES OF AMERICA. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO THE ECONOMIC AND FINANCIAL CONDITIONS WITHIN THE COUNTRIES IN WHICH IT INVESTS. THE CONCENTRATION OF INVESTMENTS BY INDUSTRY CATEGORY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS.

IN ADDITION, CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS COUNTRIES. THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT OCTOBER 31, 1995 ASSIGNED TO COUNTRY CATEGORIES.

                                                                  MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
COUNTRY DIVERSIFICATION                                            NET ASSETS
-----------------------                                          ---------------
Australia....................................................         0.20%
Canada.......................................................         1.62
France.......................................................         0.13
Hong Kong....................................................         0.17
Malaysia.....................................................         0.07
Mexico.......................................................         0.04
Netherlands..................................................         2.59
United Kingdom...............................................         0.12
United States................................................        79.75
Short-term Investments.......................................        10.74
                                                                     -----
                                            TOTAL INVESTMENTS        95.43%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Special Opportunities Fund (the "Fund,") John Hancock Global Fund, John Hancock Global Income Fund, John Hancock Short-Term Strategic Income Fund and John Hancock International Fund. Prior to January 1, 1995, John Hancock Global Fund was known as John Hancock Freedom Global Fund, John Hancock Global Income Fund was known as John Hancock Freedom Global Income Fund and John Hancock International Fund was known as John Hancock Freedom International Fund.

    The Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/ service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Class C shares were outstanding during the period from July 6, 1994 through April 11, 1995, but the Trustees terminated Class C shares as of May 1, 1995. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described under the heading "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $5,914,444 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforward expires October 31, 2002.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

    The fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

    At October 31, 1995, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

this "mark to market," are recorded by the Fund as unrealized gains or losses.

    When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

    For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

    At October 31, 1995, there were no open positions in financial futures contracts.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

    In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

    The Adviser has agreed to limit the Fund's expenses, including the management fee (but not including the transfer agent and 12b-1 fee) further to the extent required to prevent expenses from exceeding 0.90% of the Fund's average daily net asset value, exclusive of certain expenses prescribed by state law. For the period ended October 31, 1995, no reduction in the Adviser's fee was necessary. The Adviser reserves the right to terminate this agreement at any time.

    The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. Prior to January 1, 1995 JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $443,675. Out of this amount, $67,560 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $156,268 was paid as sales commissions to unrelated broker-dealers and $219,847 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include Tucker Anthony and Sutro.

    Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges paid to JH Funds amounted to $741,870.

    In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

    The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.30% and 0.32% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out-of-pocket expenses incurred by Fund Services on behalf of the Fund. For the period January 1, 1995 through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the period November 1, 1994 and through April 11, 1995, Class C shares paid a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the average daily net asset value of Class C shares plus out-of-pocket expenses incurred by Fund Services. All Class C shares were redeemed on April 11, 1995. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $356,361 for Class A and $497,061 for Class B, respectively. For the period November 1, 1994 and through April 11, 1995, the transfer agent expense for Class C shares amounted to $81. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

    Edward J. Boudreau, Jr. is a director and officer of the Adviser, and its affiliates as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability and the investment to cover the liability will be marked to market on a periodic basis to reflect income earned by the investment.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1995 aggregated $328,853,750 and $327,825,528, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1995.

    The cost of investments owned at October 31, 1995 for Federal income tax purposes was $192,874,826. Gross unrealized appreciation and depreciation of investments aggregated $40,334,138 and $5,186,841, respectively, resulting in net unrealized appreciation of $35,147,297.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1995, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments and foreign currency transactions of $17,231, a decrease in distributions in excess of net investment income of $2,954,092 and a decrease in capital paid-in of $2,971,323. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net

                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principle.

NOTE E --
REORGANIZATION

On November 30, 1994, the shareholders of John Hancock Environmental Fund (JHEF) approved a plan of reorganization between JHEF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHEF to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 1,058,125 Class A shares, and 69,972 Class B shares of John Hancock Special Opportunities Fund for the net assets of JHEF, which amounted to $7,921,550 and $519,918 for Class A and Class B shares, respectively, including $941,350 of unrealized depreciation, after the close of business at December 16, 1994.

                John Hancock Funds - Special Opportunities Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Special Opportunities Fund and the Trustees of John Hancock Freedom Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Special Opportunities Fund (the "Fund") (a portfolio of John Hancock Freedom Investment Trust II) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
December 14, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended October 31, 1995.

    The Fund has not paid any distributions of dividends or net realized gains during the fiscal year.

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    This report is for the information of shareholders of the John Hancock
Special Opportunities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


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